VANGUARD VARIABLE INSURANCE FUND
                              PROSPECTUS SUPPLEMENT

                                JANUARY 29, 1998

THE SHARE PRICE OF EACH PORTFOLIO
Each Portfolio's share price--or net asset value (NAV) per share--is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The NAV is determined as of the close of the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the exchange is open for trading.
     It is the policy of the Money Market Portfolio to attempt to maintain an NAV of $1.00 per share for sales and redemptions. Instruments held by the Portfolio are valued at amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the instrument's market value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.
     For the Fund's other Portfolios, securities for which market quotations are readily available--including securities listed on national securities exchanges and those quoted on the Nasdaq Stock Market--are valued at the last quoted sales price on the day the valuation is made. If such securities were not traded on the valuation date, they are valued at the mean of the latest bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued at prices provided by a pricing service when this information is believed to reflect their fair market value.
     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market when the Portfolio's NAV is determined. If events materially affecting the value of a Portfolio's investments occur after the close of the markets on which securities are primarily traded, those investments may be valued by any methods that the Board of Trustees deems in good faith to reflect fair value.
     In determining each Portfolio's NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars using the officially quoted daily exchange rates employed by Morgan Stanley Capital International in calculating its benchmarking indexes. These exchange rates may be determined prior to or after the close of a particular securities market. If such quotations are not available, the exchange rate will be determined in according to policies established in good faith by the Board of Trustees.
     Bonds and other securities may be valued at prices provided by a pricing service when this information is believed to reflect their fair market value. These prices may be determined without regard to bid or last sale prices of each security, but will take into account institutional-size transactions in similar groups of securities as well as security-specific developments.
     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Amortized cost is the original cost plus any amortized discount or minus any amortized premium.
     Other assets and securities for which no quotations are readily available or which are restricted as to sale or resale are valued by any methods that the Board of Trustees deems in good faith to reflect fair value.

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